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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                       Date of Report: February 26, 1998


                            APS HOLDING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                 DELAWARE                             0-22318                          76-0306940
         (State or Other Jurisdiction of           (Commission File Number)          (I.R.S. Employer
         Incorporation or Organization)                                              Identification No.)
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                     15710 JOHN F. KENNEDY BLVD., SUITE 700
                           HOUSTON, TEXAS 77032-2347
                    (Address of Principal Executive Offices)


                                 (713) 507-1100
              (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS

On February 26, 1998, the United States Bankruptcy Court for the District of
Delaware gave final approval to APS Holding Corporation and its direct and indirect subsidiaries ("the Company") for the $100 million debtor in possession
(DIP) financing with a syndicate of bank lenders led by The Chase Manhattan
Bank.  The bankruptcy case of the Company is assigned to the Honorable Peter J.
Walsh and designated as Case No. 98-197.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS

99.4 Final Order authorizing secured postpetition financing on a superpriority basis pursuant to 11 U.S.C. Section 364.

99.5     Press Release issued by the Company on February 27, 1998.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              APS HOLDING CORPORATION

Date:    March 25, 1998            By:    /s/ Bettina M. Whyte
                                         --------------------------------------
                                         Bettina M. Whyte, President and
                                         Chief Executive Officer



Date:    March 25, 1998            By:    /s/ John L. Hendrix
                                         --------------------------------------
                                         John L. Hendrix, Senior Vice
                                         President and Chief Financial Officer




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                              INDEX TO EXHIBITS


EXHIBIT
NUMBER                          DESCRIPTION
------                          -----------
 99.4           Final Order authorizing secured postpetition financing on a superpriority basis pursuant to 11 U.S.C. Section 364.

 99.5           Press Release issued by the Company on February 27, 1998.